UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

RIGEL RESOURCE ACQUISITION CORP

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED JULY 7, 2023

RIGEL RESOURCE ACQUISITION CORP
7 Bryant Park
1045 Avenue of the Americas, Floor 25
New York, NY 10018

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
RIGEL RESOURCE ACQUISITION CORP

Dear Shareholders of Rigel Resource Acquisition Corp:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of shareholders of Rigel Resource Acquisition Corp, a Cayman Islands exempted company (the “Company”) to be held on [●], 2023 at [●], Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned, or to attend virtually via the Internet at [●]. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/[●]. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500. The accompanying proxy statement is dated [●], 2023, and is first being mailed to shareholders of the Company on or about [●], 2023.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the Company’s amended and restated memorandum and articles of association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company with one or more businesses or entities (an “initial business combination”) or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A ordinary shares” or “Public Shares”), included as part of the units (the “Units”) sold in the Company’s initial public offering, which was consummated on November 9, 2021 (the “IPO”), from August 9, 2023 to August 9, 2024 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”);

2.	Proposal No. 2 – The Redemption Limitation Amendment Proposal – as a special resolution, to amend the Charter pursuant to an amendment to the Charter as set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem Public Shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and, together with the Extension Proposal, the “Charter Amendment Proposals”); and

3.	Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination. The Charter provides that the Company has until August 9, 2023 to complete an initial business combination (reflecting the exercise by the Sponsor of the first of its two extension options under the Charter). While the Company is currently evaluating initial business combination opportunities, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 9, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

In connection with the Charter Amendment Proposals, holders of Public Shares (“public shareholders”) may elect to redeem such shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares, regardless of how or if such public shareholders vote on the Charter Amendment Proposals. If the Charter Amendment Proposals are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares upon consummation of an initial business combination if and when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of [●], 2023, which was $[●], and estimated interest income and taxes following that date, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.[●] at the time of the Special Meeting. The closing price of a Public Share on [●], 2023, was $[●]. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Sponsor has agreed that, assuming the Extension Proposal is approved and the Extension is implemented, it will make monthly contributions to the Company as a loan (each loan, a “Contribution”) of $[●] for each Public Share then outstanding, for each month (or pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial business combination and (ii) the aggregate Contributions totaling $[●]. Monthly Contributions following the Special Meeting will be based on the number of Public Shares outstanding following the Special Meeting (after giving effect to any redemption demands made in connection therewith). Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, assuming the Extension Proposal is approved, the Extension is implemented and the Sponsor makes the full amount of monthly Contributions to the Extended Date, the Company estimates that the per-share price at which Public Shares could be redeemed from cash held in the Trust Account would be approximately $[●] on August 9, 2024, in comparison to the current conversion amount of approximately $10.[●] per share. Up to $[●] of the loans may be settled in whole warrants to purchase Public Shares. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $[●] has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if either of the Charter Amendment Proposals are approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and redeemable warrants (“Public Warrants”) prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Charter Amendment Proposals.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Public Warrants or warrants issued by the Company to the Sponsor simultaneously with the closing of the IPO in a private placement (the “Private Placement Warrants”), which will expire worthless if the Company fails to complete an initial business combination by August 9, 2023 or, if the Extension Proposal is approved, the Extended Date.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Public Shares and the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares” and, together with the Public Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

The Sponsor and certain other holders of Founder Shares (the “Initial Shareholders”) intend to vote in favor of each of the proposals.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSALS AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on [●], 2023, as the record date for the Special Meeting (the “record date”). Only shareholders of record on [●], 2023 are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If either of the Charter Amendment Proposals are approved and implemented and you do not elect to redeem your Public Shares in connection with the Charter Amendment Proposals, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

All of the Company’s shareholders are cordially invited to attend the Special Meeting via the Internet at https://www.cstproxy.com/[●]. To ensure your shares are represented at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the accompanying proxy statement and Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing rrac.info@investor.morrowsodali.com.

On behalf of the Board, the Company would like to thank you for your support of Rigel Resource Acquisition Corp.

[●], 2023

By Order of the Board,

Oskar Lewnowski
Chairman of the Board

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated [●], 2023
and is first being mailed to the Company’s shareholders with the form of proxy on or about [●], 2023.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

RIGEL RESOURCE ACQUISITION CORP
7 Bryant Park
1045 Avenue of the Americas, Floor 25
New York, NY 10018

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [●], 2023

Dear Shareholders of Rigel Resource Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders of Rigel Resource Acquisition Corp, a Cayman Islands exempted company (the “Company”), will be held on [●], 2023 at [●], Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301 (the “Special Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/[●]. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500.

The Special Meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the Company’s amended and restated memorandum and articles of association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must either (1) merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company with one or more businesses or entities (an “initial business combination”) or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete an initial business combination and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Public Shares”), included as part of the units (the “Units”) sold in the Company’s initial public offering that was consummated on November 9, 2021 (the “IPO”), from August 9, 2023 to August 9, 2024 (the “Extension,” such date, the “Extended Date” and such proposal, the “Extension Proposal”); and;

2.	Proposal No. 2 – The Redemption Limitation Amendment Proposal – as a special resolution, to amend the Charter pursuant to an amendment to the Charter as set forth in Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and, together with the Extension Proposal, the “Charter Amendment Proposals”); and

3.	Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals (the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. The Company urges you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination. The Charter provides that the Company has until August 9, 2023 to complete an initial business combination (reflecting the exercise by the Sponsor of the first of its two extension options under the Charter). While the Company is currently evaluating initial business combination opportunities, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 9, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

Approval of the Extension Proposal requires a special resolution under the Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Public Shares and the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Founder Shares” and, together with the Public Shares, the “Ordinary Shares”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

In connection with the Charter Amendment Proposals, holders of Public Shares (“public shareholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares, regardless of how or if such public shareholders vote on the Charter Amendment Proposals. The Sponsor and certain other holders of Founder Shares (the “Initial Shareholders”) intend to vote in favor of each of the proposals. If the Charter Amendment Proposals are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares upon consummation of an initial business combination if and when it is submitted to a vote of the Company’s shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if either of the Charter Amendment Proposals are approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and redeemable warrants (“Public Warrants”) prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Charter Amendment Proposals.

The Sponsor has agreed that, assuming the Extension Proposal is approved and the Extension is implemented, it will make Contributions of $[●] for each Public Share then outstanding, for each month (or pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial business combination and (ii) the aggregate Contributions totaling $[●]. Monthly Contributions following the Special Meeting will be based on the number of Public Shares outstanding following the Special Meeting (after giving effect to any redemption demands made in connection therewith). Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, assuming the Extension Proposal is approved, the Extension is implemented and the Sponsor makes the full amount of monthly Contributions to the Extended Date, the Company estimates that the per-share price at which Public Shares could be redeemed from cash held in the Trust Account would be approximately $[●] on August 9, 2024, in comparison to the current conversion amount of approximately $10.[●] per share. Up to $[●] of the loans may be settled in whole warrants to purchase Public Shares. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $[●] has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter.

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to Public Warrants or warrants issued by the Company to the Sponsor simultaneously with the closing of the IPO in a private placement (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), which will expire worthless if the Company fails to complete an initial business combination by August 9, 2023 or, if the Extension Proposal is approved, the Extended Date.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if, and to the extent, any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.30 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses. The per-share liquidation price for the Public Shares is anticipated to be approximately $10.[●] (based on the amount held in the Trust Account as of [●], 2023, and estimated interest income and taxes following that date). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.[●] due to unforeseen claims of potential creditors.

If either of the Charter Amendment Proposals is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their Public Shares in connection with the Extension Proposal will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $[●] that was in the Trust Account as of [●], 2023. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on [●], 2023 (the “record date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 37,500,000 Ordinary Shares issued and outstanding, including (i) 30,000,000 Public Shares and (ii) 7,500,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing rrac.info@investor.morrowsodali.com.

[●], 2023

By Order of the Board,

Oskar Lewnowski
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [●], 2023

This Notice of Special Meeting and Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 27, 2023 are available at https://www.cstproxy.com/[●].

i

RIGEL RESOURCE ACQUISITION CORP
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at [●], Eastern Time, on [●], 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors of Rigel Resource Acquisition Corp (the “Board”) for use at the extraordinary general meeting of Rigel Resource Acquisition Corp, a Cayman Islands exempted company (the “Company”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on [●], 2023 at [●], Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/[●]. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination (as defined below) and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	the Company having no operating history and no operating revenues;

●	the ability to select an appropriate target business or businesses;

●	the ability to complete an initial business combination;

●	the Company’s expectations around the performance of a prospective target business or businesses;

●	the success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following an initial business combination;

●	the Company’s directors and officers allocating their time to other businesses and potentially having conflicts of interest with the Company’s business or in approving an initial business combination;

●	the proceeds of the Company’s forward purchase Units being available;

●	the potential ability to obtain additional financing to complete the Company’s initial business combination;

●	the Company’s pool of prospective target businesses and the technology industries;

●	the ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic and other events (such as terrorist attacks, natural disasters, global hostilities or a significant outbreak of other infectious diseases);

●	the ability of the Company’s directors and officers to generate a number of potential business combination opportunities;

●	the Company’s public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties;

●	the Company’s financial performance; and

●	the classification of the Company’s warrants as derivative liabilities.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including those factors described under the heading “Risk Factors” therein, and the Company’s subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 27, 2023, our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete an initial business combination since such initial business combination may be subject to review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Sponsor is a Cayman limited liability company and is not controlled by a non-U.S. person. The managing member of our Sponsor is an investment fund, Orion Mine Finance Fund III LP (“Orion Mine Finance”), which is a Cayman limited partnership. Orion Mine Finance is controlled by its general partner, Orion Mine Finance GP III LP (a Cayman limited partnership) (“Orion GP”), which is ultimately controlled by U.S. persons in the United States. The owners of our Sponsor are Orion Mine Finance and Orion GP. In addition, Orion Mine Finance employs an investment manager, Orion Mine Finance Management III LLC (a Delaware limited liability company), to make investment recommendations to Orion Mine Finance. That entity is also controlled by U.S. persons and utilizes personnel in the U.S. and abroad, of which 70% are located in the U.S. Although the Company does not believe that any of the aforementioned facts or relationships regarding the Sponsor would, by themselves, subject a potential initial business combination to regulatory review, including review by CFIUS, if it were subject to such review because of the parties to a potential initial business combination or otherwise, the potential initial business combination could be delayed or prohibited.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. To mitigate the risk of that result, we will, in connection with filing the amendment to our Charter in connection with the Extension, instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a variable interest bearing account.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940, as amended (the “Investment Company Act”) to a special purpose acquisition company, including a company like ours, that does not complete its initial business combination within 24 months after the effective date of the registration statement for its initial public offering (“IPO Registration Statement”). We do not expect to complete our initial business combination within 24 months of the effective date of our IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. Such a claim can be made even prior to 24 months after the effective date of our IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including restrictions on the nature of our investments and restrictions on the issuance of securities. In addition, we would be subject to burdensome compliance requirements for which we have not allotted funds and which may hinder our ability to complete an initial business combination, including registration as an investment company with the SEC, adoption of a specific form of corporate structure and reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to. As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account. Were we to liquidate, our Warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, in connection with filing the amendment to our Charter in connection with the Extension, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately [●]% per annum.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated on April 6, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“initial business combination”). On November 9, 2021, the Company consummated its initial public offering (“IPO”) of its units (the “Units”), with each Unit consisting of one Class A ordinary share, par value $0.0001 per share (the “Public Shares”) and one-half of one redeemable warrant to purchase one Class A ordinary share (the “Public Warrants”), which included the exercise by the underwriters of their over-allotment option in the amount of 2,500,000 Units. Simultaneously with the closing of the IPO, the Company completed the private sale of 14,000,000 private placement warrants at a purchase price of $1.00 per private placement warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) to Rigel Resource Acquisition Holding LLC (the “Sponsor”), Orion Mine Finance GP III LP (an affiliate of the Sponsor) and certain directors and officers of the Company, generating gross proceeds to the Company of $14,000,000. Following the closing of the IPO, a total of $306,000,000 ($10.20 per Unit) of the net proceeds from the IPO and the sale of the Private Placement Warrants was placed in the trust account established in connection with the IPO (the “Trust Account”), with Continental Stock Transfer & Company (“Continental”), acting as trustee. The Company’s amended and restated memorandum and articles of association (the “Charter”) provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares (the “public shareholders”) if the Company does not complete an initial business combination by August 9, 2023 (reflecting the exercise by the Sponsor of the first of its two extension options under the Charter).

While the Company is currently evaluating initial business combination opportunities, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 9, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

What is being voted on?

You are being asked to vote on the following proposals:

1.	as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the Company must either (1) consummate an initial business combination or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Public Shares, from August 9, 2023 to the Extended Date (the “Extension” and such proposal, the “Extension Proposal”);

2.	as a special resolution, to amend the Charter pursuant to an amendment (the “Redemption Limitation Amendment”) to the Charter as set forth in Annex A of this proxy statement to eliminate from the Charter the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and, together with the Extension Proposal, the “Charter Amendment Proposals”); and

3.	as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals (the “Adjournment Proposal”), which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

You are not being asked to vote on an initial business combination at this time. If any of the Charter Amendment Proposals are approved and implemented and you do not elect to redeem your Public Shares in connection with the Charter Amendment Proposals, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of the Board. Jonathan Lamb, Jeff Feeley or the chairperson of the Special Meeting have been designated as proxies by the Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of the Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Special Meeting?

The Special Meeting will be held on [●], 2023, at [●], Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 525 University Avenue, Palo Alto, CA 94301, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Special Meeting online, vote, view the list of shareholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/[●]. The Special Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. The Company encourages you to access the Special Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Special Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

The Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor has agreed to make monthly contributions to the Company as a loan (each loan, a “Contribution”) $[●], beginning on the first month following the Initial Extended Date, for each Public Share outstanding following the Special Meeting until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial business combination and (ii) the aggregate Contributions totaling $[●]. Monthly Contributions following the Special Meeting will be based on the number of Public Shares outstanding following the Special Meeting (after giving effect to any redemption demands made in connection therewith). Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. Accordingly, assuming the Extension Proposal is approved, the Extension is implemented and the Sponsor makes the full amount of monthly Contributions to the Extended Date, the Company estimates that the per-share price at which Public Shares could be redeemed from cash held in the Trust Account would be approximately $[●] on August 9, 2024, in comparison to the current conversion amount of approximately $10.[●] per share. Up to $[●] of the loans may be settled in whole warrants to purchase Public Shares. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $[●] has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter.

The Charter currently provides that if the Company does not complete an initial business combination by August 9, 2023 (reflecting the exercise by the Sponsor of the first of its two extension options under the Charter), the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and its shareholders.

The Board recommends that you vote in favor of the Extension proposal, but expresses no opinion as to whether you should redeem your Public Shares.

Why should I vote to approve the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation.

Shareholders are entitled to exercise redemption rights in connection with the proposals to be voted on at the Special Meeting. Under the Charter, the Company cannot consummate an initial business combination unless it has net tangible assets of at least $5,000,001 upon consummation of an initial business combination. In addition, if holders of enough of the Public Shares were to seek redemption rights in connection with the consideration of these proposals, even if the amendments were approved by the requisite vote of shareholders, the Company would not be able to implement the amendments or provide redemption rights as its Charter requires that it must have at least $5,000,001 in net tangible assets to do so.

The Company believes that the Redemption Limitation, which may prevent it from completing an initial business combination, is not needed. The purpose of the Redemption Limitation was initially to ensure that the Public Shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Public Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

The Company believes that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given its expenditure of time, effort and money on pursuing an initial business combination, and its belief that an initial business combination is in the best interest of the Company and its shareholders, the Redemption Limitation Amendment Proposal is warranted.

In connection with the Charter Amendment Proposals, public shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares, regardless of how or if such public shareholders vote on the Charter Amendment Proposals. If the Redemption Limitation Amendment Proposal is not approved or not implemented, the Company will not proceed with the Extension if redemptions of Public Shares cause it to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing, and will not propose, to change that obligation to the public shareholders.

If public shareholders do not elect to redeem their Public Shares, such public shareholders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination.

The Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) collectively have the right to vote 20% of the company’s issued and outstanding Ordinary Shares, and are expected to vote all of their shares in favor of each proposal to be voted upon at the Special Meeting.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. The Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of the Public Shares or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[●] per share, based on the amount held in the Trust Account as of [●], 2023); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Charter Amendment Proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposals will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Charter Amendment Proposals to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Charter Amendment Proposals at the Special Meeting and could decrease the chances that the Charter Amendment Proposals would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of such securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of the Extension Proposal.

What vote is required to approve the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of the Redemption Limitation Amendment Proposal.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of the Adjournment Proposal.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A shareholder’s failure to vote by proxy or to vote in person or online at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date, as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate an initial business combination.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, in connection with filing the amendment to our Charter in connection with the Extension, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately [●]% per annum.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2023 (reflecting the exercise by the Sponsor of the first of its two extension options under the Charter), the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Warrants, which will expire worthless if the Company fails to complete an initial business combination by August 9, 2023.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2023, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

What happens if the Redemption Limitation Amendment Proposal is not approved or not implemented?

If the Extension Proposal is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, the Company will not redeem Public Shares to the extent that, if the Redemption Limitation Amendment Proposal is not approved or not implemented, accepting all properly submitted redemption requests would cause the Company to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and the Company receives notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, the Company’s and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or Sponsor’s option and in each entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because the Company does not take action to increase its net tangible assets or because its attempt to do so is not successful, then the Company will not proceed with the amendments set forth in Annex A of the proxy statement and the Company will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have its public shares redeemed for cash if the Company has not completed an initial business combination by August 9, 2023.

If the Charter Amendment Proposals are approved, what happens next?

If the Extension Proposal is approved, the Company expects to continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The Public Warrants will remain outstanding in accordance with their terms.

The Company is seeking approval of the extension because the Company may not be able to complete an initial business combination prior to August 9, 2023. If the Extension Proposal is approved, the Company expects to continue evaluating initial business combination opportunities in pursuit of entering into a business combination agreement and seeking shareholder approval of an initial business combination. If shareholders approve such initial business combination, the Company expects to consummate the initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the initial business combination.

Upon approval of the Charter Amendment Proposals by the required number of votes, or approval of the Extension Proposal by the required number of votes in the event the Redemption Limitation Amendment Proposal is not approved or not implemented and as a result of the redemptions, the Redemption Limitation is not reached, the Company plans to file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman ROC”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and the Units, Public Shares and Public Warrants will remain publicly traded. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment Proposal, public shareholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If the Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

If any of the Charter Amendment Proposals are approved and implemented, any removal of any amount equal to the number of Public Shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account (including interest not previously released to the Company to pay its taxes), divided by the number of then outstanding Public Shares (the “Withdrawal Amount”) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Founder Shares. If the Redemption Limitation Amendment Proposal is not approved or not implemented, the Company will not proceed with the Extension if redemptions of the Public Shares cause it to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

If the Extension Proposal is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and administrative and support services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of November 4, 2021, by and between the Company and the Sponsor, as may be amended (the “Administrative Services Agreement”).

If (i) the Charter Amendment Proposals are approved and the Company amends the Charter, or (ii) the Redemption Limitation is exceeded, will its securities remain listed on The New York Stock Exchange following shareholder redemptions?

Our Public Shares and Public Warrants are listed on the New York Stock Exchange (the “NYSE”). We are subject to compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our Public Shares include, among other things, the requirement to maintain (i) at least 300 public holders, (ii) 1,200 shareholders or an average monthly trading volume of 100,000 shares, (iii) at least 600,000 publicly held shares, or (iv) an average aggregate global market capitalization of $50,000,000 or an average aggregate global market capitalization attributable to its publicly held shares of $40,000,000, in each case over 30 consecutive trading days.

Pursuant to the terms of our Charter, in connection with the Charter Amendment Proposals, public shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with the NYSE’s continued listing requirements.

If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange. If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Public Shares are “penny stocks” which will require brokers trading in our Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Public Shares and warrants qualify as covered securities under such statute. If we were no longer listed on the NYSE or another national securities exchange, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Where will I be able to find the voting results of the Special Meeting?

The Company will announce preliminary voting results at the Special Meeting. The Company will also disclose final voting results on a Current Report on Form 8-K that it will file with the SEC within four business days after the Special Meeting. If final voting results are not available to the Company in time to file a Current Report on Form 8-K within four business days after the Special Meeting, the Company will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your Public Shares upon consummation of such initial business combination, subject to any limitations set forth in the Charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s secretary at Rigel Resource Acquisition Corp, 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018, so that it is received by the Company’s secretary prior to the vote at the Special Meeting (which is scheduled to take place on [●], 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person or virtually at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The Company believes that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under the Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Who can vote at the Special Meeting?

Holders of Ordinary Shares as of the close of business on [●], 2023 (the “record date”), are entitled to vote at the Special Meeting. As of the record date, there were 37,500,000 Ordinary Shares issued and outstanding, including (i) 30,000,000 Public Shares and (ii) 7,500,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Special Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Public Shares and holders of Founder Shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as required by law. The Initial Shareholders collectively own all of the Company’s issued and outstanding Founder Shares, constituting approximately 20% of the Company’s issued and outstanding Ordinary Shares.

Registered Shareholders. If the Ordinary Shares are registered directly in your name with Continental, the Company’s transfer agent, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

“Street Name” Shareholders. If the Ordinary Shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, the Company refers to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares, Private Placement Warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of its winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 – The Extension Proposal – Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor the Charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Special Meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, shareholders will have no right to dissent and obtain payment for their Ordinary Shares.

How do I vote?

If you are a holder of record of Ordinary Shares on the record date for the Special Meeting, you may vote in person or by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the Special Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the Special Meeting. If you wish to attend the special Meeting virtually you should contact Continental no later than [●], 2023 to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my Ordinary Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such shareholder’s Public Shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and Public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its or their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Charter Amendment Proposals

Based upon the amount held in the Trust Account as of [●], 2023, which was $[●], and estimated interest income and taxes following that date, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.[●] at the time of the Special Meeting. The closing price of a Public Share on [●], 2023 was $[●]. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting, pursuant to which the Company has agreed to pay Morrow a fee of $[32,500], plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including its annual report, and its subsequent quarterly reports, you should contact:

Rigel Resource Acquisition Corp
7 Bryant Park
1045 Avenue of the Americas, Floor 25
New York, NY 10018
(646) 453-2672

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: rrac.info@investor.morrowsodali.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
ATTN: SPAC Redemption Team
spacredemptions@continentalstock.com

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held in person or by proxy on [●], 2023 at [●], Eastern Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast at https://cstproxy.com/[●], to consider and vote upon the proposals to be put to the Special Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only if (i) you are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Special Meeting by contacting Skadden, Arps, Slate, Meagher & Flom LLP, at 525 University Avenue, Palo Alto, CA 94301, telephone (650) 470-4500.

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Extension Proposal – as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement to extend the date by which the company must either (i) consummate an initial business combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the Public Shares included as part of the units sold in the Company’s IPO, from August 9, 2023 to the Extended Date;

2.	Proposal No. 2 – The Redemption Limitation Amendment Proposal – as a special resolution, to amend the Charter pursuant to an amendment to the Charter as set forth in Annex A of this proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would result in the Company having net tangible assets of less than $5,000,001; and

3.	Proposal No. 3 – The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals, which will be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on [●], 2023 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the Ordinary Shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. As of the record date, there were 37,500,000 Ordinary Shares issued and outstanding, including 30,000,000 Public Shares and 7,500,000 Founder Shares. The Company’s Warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under the Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. The Initial Shareholders intend to vote in favor of each of the proposals.

A shareholder’s failure to vote at the Special Meeting in person or by proxy will not be counted toward the number of Ordinary Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes that each of the proposals is a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with Continental, the Company’s transfer agent, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Jonathan Lamb, Jeff Feeley or the chairperson of the Special Meeting to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting virtually should contact Continental no later than [●], 2023, to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. The Company believes each of the proposals constitutes a “non-discretionary” matter.

Proxies

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to the Company but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact the Company’s proxy solicitor, Morrow, at (800) 662-5200 (or banks and brokers can call collect at (203) 658-9400) or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing rrac.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s secretary at Rigel Resource Acquisition Corp, 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018, so that it is received by the Company’s secretary prior to the vote at the Special Meeting (which is scheduled to take place on [●], 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the Special Meeting or by attending the Special Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held in person or by proxy at [●], Eastern Time, on [●], 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 525 University Avenue, Palo Alto, CA 94301, or virtually via live webcast online at https://cstproxy.com/[●]. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting and has agreed to pay Morrow a fee of $[32,500], plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The Company’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: rrac.info@investor.morrowsodali.com

If any additional solicitation of the holders of outstanding Ordinary Shares is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor the Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.

Shareholder Proposals

No business may be transacted at an annual general meeting, including the Special Meeting, other than business that is either (i) specified in the Notice of Special Meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the Special Meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of the Board with respect to any such matters. The Company expects that the Public Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board with respect to any such matters.

Principal Executive Offices

The Company’s principal executive offices are located at 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018. The Company’s telephone number is (646) 453-2672. The Company’s corporate website address is www.rigelresource.com. The website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 – THE EXTENSION PROPOSAL

Background

The Company is a blank check company, incorporated on April 6, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial business combination.

On November 9, 2021, the Company consummated its IPO of 30,000,000 Units, with each unit consisting of one Public Share, which included the issuance of 2,500,000 Units as a result of the underwriter’s exercise of its over-allotment option, generating gross proceeds of $300,000,000. Simultaneously with the closing of the IPO, the Company completed the private sale of 14,000,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds of $14,000,000. Following the closing of the IPO, a total of $306,000,000 ($10.20 per Unit) of the net proceeds from the IPO and the sale of the Private Placement Warrants was placed in the Trust Account, with Continental acting as trustee.

The Extension

The Company is proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate an initial business combination and (2) (i) cease operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Public Shares from August 9, 2023 to the Extended Date.

Reasons for the Extension Proposal

The purpose of the Extension Proposal is to allow the Company more time to complete an initial business combination. The Charter provides that the Company has until August 9, 2023 to complete an initial business combination (reflecting the exercise by the Sponsor of the first of its two extension options under the Charter). While the Company is currently evaluating initial business combination opportunities, the Board has determined that there may not be sufficient time before August 9, 2023 to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

The Charter currently provides that if the Company does not complete an initial business combination by August 9, 2023 (reflecting the exercise by the Sponsor of the first of its two extension options under the Charter), the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by August 9, 2023 or, if the Extension Proposal is approved, the Extended Date.

The Company believes that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, the Extension is warranted.

The Sponsor has agreed that, if the Extension Proposal is approved, the Sponsor will continue to Contribute to the Company as a loan $[●] for each Public Share that is not redeemed in connection with the Special Meeting, for each month (or a pro rata portion thereof if less than a month), beginning on the month of the Extended Date, until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination and (ii) aggregate Contributions totaling $[●]. Each Contribution will be deposited in the Trust Account within three business days of the beginning of the extended period which such Contribution is for. The Sponsor will not make any Contribution unless the Extension Proposal is approved and the Extension is implemented. Up to $[●] of the loans may be settled in whole Warrants to purchase Public Shares. The Contribution(s) will not bear any interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Board will have the sole discretion whether to continue extending for additional months until $[●] has been loaned, and if the Board determines not to continue extending for additional months, the Sponsor’s obligation to make additional Contributions will terminate. If this occurs, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Charter.

The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and its shareholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by August 9, 2023 or, if the Extension Proposal is approved, the Extended Date.

The Sponsor and the Company’s Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by August 9, 2023, or, if the Extension Proposal is approved, the Extended date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete an initial business combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file an amendment to the Charter with the Cayman ROC in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its Units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[●] that was in the Trust Account as of [●], 2023. Without giving effect to any requests for redemption in connection with the Special Meeting, the amount expected to be held in the Trust Account on [●], 2023, the date of the Special Meeting, is $[●]. The closing price of a Public Share on [●], 2023, was $[●]. The Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, the Company will not proceed with the Extension if the number of redemptions of the Public Shares causes it to have less than $5,000,001 of net tangible assets following approval of the Extension.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and administrative and support services until the earlier of the Company’s consummation of an initial business combination and the Company’s liquidation pursuant to the Administrative Services Agreement.

Redemption Rights

If the Extension Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem his, her or its Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON [●], 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AND REDEMPTIONS.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(a)	(i) hold Public Shares or (ii) hold Public Shares as part of Units and elect to separate such Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares and

(b)	prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to Continental, the Company’s transfer agent, and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed in connection with the Extension and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. Continental will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Public Shares. Based upon the amount held in the Trust Account as of [●], 2023, which was approximately $[●], and estimated interest income and taxes following that date, the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of a Public Share on [●], 2023 was $[●]. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Special Meeting.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension is completed. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or the Company’s directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of the Company’s voting shares or five percent or more of the total value of all classes of the Company’s shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; and

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

The Company has not and does not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold the Company’s securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that, for U.S. federal income tax purposes, is:

●	an individual citizen or resident of the United States,

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

●	an estate whose income is subject to U.S. federal income tax regardless of its source, or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “– PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to the redemption provisions described in this proxy statement will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “– U.S. Holders – Taxation of Redemptions Treated as Sales.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “– U.S. Holders – Taxation of Redemptions Treated as Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Ordinary Shares actually owned by such U.S. Holder, but also Ordinary Shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Ordinary Shares owned directly, Ordinary Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Ordinary Shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Warrants.

The redemption of Ordinary Shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the Company’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Ordinary Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Ordinary Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Ordinary Shares owned by certain family members and such U.S. Holder does not constructively own any other Ordinary Shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Redemptions Treated as Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares or, if it has none, to such holder’s adjusted tax basis in its Warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Redemptions Treated as Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because the Company believes it is likely that it was a PFIC for its prior taxable year ended December 31, 2022 (and, depending on the timing and details of a potential business combination, may be a PFIC for its current taxable year ending December 31, 2023), it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Taxation of Redemptions Treated as Sales.”

Taxation of Redemptions Treated as Sales.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, it is likely that the Company was a PFIC for its prior taxable year ended December 31, 2022, and may also be a PFIC for its current taxable year ending December 31, 2023. The Company’s PFIC status for its current taxable year, however, depends in part on whether it completes an initial business combination prior to December 31, 2023, as well as the timing and specifics of any such initial business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of the current taxable year, there can be no assurances with respect to the Company’s PFIC status for such year. Even if the Company is not a PFIC for its current taxable year, any determination that the Company was a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held the Company’s securities during such prior taxable year, absent certain elections described below.

If (i) the Company is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make a timely and effective “qualified electing fund” election (a “QEF Election”) in effect for each of the Company’s taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Ordinary Shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which the Company is a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Required Vote

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting. If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2023, the Charter provides that the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject to, in each case, the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Warrants, which will expire worthless if the Company fails to complete an initial business combination by August 9, 2023 or, if the Extension Proposal is approved, the Extended Date.

The Initial Shareholders intend to vote all Ordinary Shares owned by them in favor of the Extension. On the record date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 7,500,000 Founder Shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Founder Shares and their respective ownership thereof.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. The Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller of the Public Shares or during a restricted period under Regulation M under the Exchange Act.

In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.[●] per share, based on the amount held in the Trust Account as of [●], 2023); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such Public Shares; and (v) the number of Public Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of Public Shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of the Company’s securities and the number of beneficial holders of the securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of such securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2023, the 7,500,000 Founder Shares held by the Sponsor and certain of the Company’s directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 14,000,000 Private Placement Warrants held by the Sponsor;

●	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Proposal is not approved and no initial business combination is completed by August 9, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

●	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and the Company does not consummate an initial business combination by August 9, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

●	On May 18, 2022, the Company issued a convertible promissory note to the Sponsor, from which the Company may make withdrawals of up to $1,500,000 in loans (such loans, the “Working Capital Loans”) from the Sponsor for working capital purposes (the “Working Capital Note”). Working Capital Loans will be utilized in connection with the Company’s initial business combination. Up to $1,500,000 of the Working Capital Loans may be settled in redeemable warrants to purchase Public Shares at a conversion price equal to $1.00 per warrant. Working Capital Loans made pursuant to the Working Capital Note will not bear any interest and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company must complete an initial business combination pursuant to its amended and restated memorandum and articles of association (as amended from time to time) and the consummation of the Company’s initial business combination. On May 20, 2022, the Sponsor advanced $300,000 to the Company under the Working Capital Loan. If an initial business combination is not completed by the Extended Date, there may not be sufficient assets to repay the Working Capital Loans and the Working Capital Note will be worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL.
THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 – THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Background

Section 49.2 of the Company’s Charter provides the following:

“Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

Section 49.4 of the Company’s Charter provides the following:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 following the redemptions described below, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”

Section 49.5 of the Company’s Charter provides the following:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

Section 49.8 of the Company’s Charter provides the following:

“In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 24 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem its Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

The purpose of the Redemption Limitation requirements (set forth in the text above) was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend the Charter to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the NYSE or another national securities exchange (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the NYSE or another national securities exchange.

Rule 419 blank check companies and “penny stock” Issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the Company’s IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically special purpose acquisition companies like the Company have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the sections of the Charter as reproduced above, was to ensure that through the consummation of an initial business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the NYSE and have been since the consummation of its IPO. The Company believes that the NYSE has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Reasons for the Redemption Limitation Amendment

Shareholders are being asked to adopt the Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial business combination. The Charter limits the Company’s ability to consummate an initial business combination, or to redeem Public Shares in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Public Shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Public Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the Charter would be amended to delete the Redemption Limitation language from the Charter as set forth in Annex A to this proxy statement.

The Charter also entitles shareholders of the Company to redemption rights if the Company seeks to amend the Charter to extend the period of time to complete an initial business combination or makes certain other changes to provisions governing pre-initial business combination activity. Redemption rights are limited, however, and any such amendment would be voided if the net tangible assets redemption limit cannot be satisfied. As discussed above, the Company believes that the net tangible assets limitation may be removed from the Charter. The proposed amendments in Annex A to this proxy statement would remove this limitation with respect to redemption rights in connection with Charter amendments as well.

The Redemption Limitation Amendment

The Company is proposing to amend the Charter pursuant to the second resolution in the form set forth in Annex A of this proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect any redemptions in connection with the Special Meeting and the proposals to be voted on at the extraordinary general meeting for an initial business combination irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved and implemented (and the Extension Proposal is also approved and implemented), the Company plans to file the Redemption Limitation Amendment with the Cayman Registrar pursuant to the second resolution set forth in Annex A of this proxy statement and, assuming the Extension Proposal is approved and is implemented, redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation. However, notwithstanding the approval of the Charter Amendment Proposals, the Board may decide to abandon the Charter Amendment Proposals at any time and for any reason prior to the effectiveness of the filing with the Cayman Registrar. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment, public shareholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If the Board abandons all of the Charter Amendment Proposals, public shareholders will not be entitled to exercise redemption rights.

If the Redemption Limitation Amendment Proposal Is Not Approved or Not Implemented

If the Redemption Limitation Amendment Proposal is not approved or not implemented, the Company will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and the Company receives notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or the Sponsor’s option and in such entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because the Company does not take action to increase its net tangible assets or because its attempts to do so are not successful, then the Company will not proceed with the amendments set forth in Annex A of this proxy statement and it will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have its Public Shares redeemed for cash if the Company has not completed an initial business combination by August 9, 2023.

Votes Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION
LIMITATION AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER
YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve either of the Charter Amendment Proposals, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. The Company believes each of the proposals constitutes a “non-discretionary” matter and, therefore, there will not be any broker non-votes at the Special Meeting.

The Initial Shareholders intend to vote in favor of the Adjournment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of either of the Charter Amendment Proposals, the Board will approve and declare advisable adoption of the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to the Company as of [●], 2023, with respect to Ordinary Shares held by:

●	each person known to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 37,500,000 Ordinary Shares outstanding as of [●], 2023, including 30,000,000 Public Shares and 7,500,000 Founder Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying the outstanding Warrants because such securities are not exercisable within 60 days of [●], 2023.

	Class A Ordinary Shares		Class B Ordinary Shares(2)
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Class Issued and Outstanding Ordinary Shares
Rigel Resource Acquisition Holding LLC (our Sponsor)(3)	-	-	5,905,000	78.73%
Oskar Lewnowski(3)	-	-	7,075,000	94.33%
Jonathan Lamb	-	-	-	-
Nathanael Abebe	-	-	155,000		*
Jeff Feeley	-	-	-	-
Christine Coignard	-	-	52,500		*
Kelvin Dushnisky	-	-	47,500		*
L. Peter O’Hagan	-	-	135,000		*
Timothy Keating	-	-	35,000		*
All directors and officers as a group (eight individuals)	-	-	7,500,000	100.0%

Five Percent Holders
Sculptor Capital LP(4)	2,263,185	7.54%	-	-
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(5)	2,000,000	6.67%	-	-
Saba Capital Management, L.P.(6)	1,522,359	5.07%	-	-
Aristeia Capital, L.L.C.(7)	1,540,756	5.14%	-	-

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Rigel Resource Acquisition Corp, 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018.
(2)	Class B ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-260356).
(3)	Rigel Resource Acquisition Holding LLC, our Sponsor, is the record holder of the Class B ordinary shares reported herein. The sole member of the Sponsor is Orion Mine Finance Fund III, LP, a limited partnership whose general partner is Orion Mine Finance GP III LP. Orion Mine Finance GP III LP is a limited partnership whose general partner is a limited liability company of which Oskar Lewnowski is indirectly the sole voting member. Mr. Lewnowski, by virtue of his indirect voting control of Orion Mine Finance Fund III LP has the investment and voting control of Rigel Resource Acquisition Holding LLC, and therefore may be deemed to have beneficial ownership of the ordinary shares held directly by our Sponsor. Orion Mine Finance GP III LP directly holds 1,170,000 Founder Shares as a permitted transferee under the letter agreement.
(4)	According to a Schedule 13G filed with the SEC on February 14, 2023, Sculptor Capital LP, Sculptor Capital II LP, Sculptor Capital Holding Corp., Sculptor Capital Holding II LLC and Sculptor Capital Management, Inc. have shared voting and dispositive power with regard to 2,263,185 Class A ordinary shares, Sculptor Master Fund, Ltd. and Sculptor Special Funding, LP have shared voting and dispositive power with regard to 1,243,685 Class A ordinary shares and Sculptor SC II LP has shared voting and dispositive power with regard to 1,019,500 Class A ordinary shares. The business address of these reporting persons is 9 West 57th Street, New York, NY 10019.
(5)	According to a Schedule 13G filed with the SEC on February 8, 2022, Calamos Market Neutral Income Fund, a series of Calamos Investment Trust has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of these reporting persons is 2020 Calamos Court, Naperville, IL 60563.
(6)	According to a Schedule 13G filed with the SEC on June 16, 2022, Saba Capital Management, L.P., Boaz R. Weinstein and Saba Capital Management GP, LLC have shared voting and dispositive power over the Class A ordinary shares reported herein. The business address of these reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(7)	According to a Schedule 13G filed with the SEC on February 13, 2023, Aristeia Capital, L.L.C. has sole voting and dispositive power over the Class A ordinary shares reported herein. The business address of these reporting persons is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

The Initial Shareholders beneficially own approximately 20% of the issued and outstanding Ordinary Shares and have the right to elect all of the Company’s directors prior to the completion of an initial business combination as a result of holding all of the Founder Shares. Holders of the Public Shares will not have the right to appoint any directors to the Company’s board of directors prior to the completion of an initial business combination. In addition, because of their ownership block, the Initial Shareholders may be able to effectively influence the outcome of all other matters requiring approval by public shareholders, including amendments to the Charter and approval of significant corporate transactions.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the Board or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than ten percent of the Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish to the Company copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of the IPO, the Company believes that there have been no delinquent filings.

Fiscal Year 2022 Annual Report and SEC Filings

The Company’s financial statements for the year ended December 31, 2022, are included in the annual report on Form 10-K filed on March 27, 2023. This proxy statement and the annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of the Company’s annual report without charge by sending a written request to Rigel Resource Acquisition Corp, 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018.

Delivery Of Documents To Shareholders

For shareholders receiving printed proxy materials, unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more shareholders reside if it is believed that the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of such disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 7 Bryant Park, 1045 Avenue of the Americas, Floor 25, New York, NY 10018 or (646) 453-2672, to inform the Company of their request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Resources” at www.rigelresource.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Rigel Resource Acquisition Corp
7 Bryant Park
1045 Avenue of the Americas, Floor 25
New York, NY 10018
(646) 453-2672

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: rrac.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by [●], 2023 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
[●], 2023

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND
ARTICLES OF ASSOCIATION

OF

RIGEL RESOURCE ACQUISITION CORP

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.7 by deleting the words:

“In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO (or up to 24 months if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

replacing them with the words:

“In the event that the Company does not consummate a Business Combination by August 9, 2024, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

(b) amending Article 49.8(a) by deleting the words:

“within 18 months from the consummation of the IPO (or up to 24 months if such date is extended as described in the prospectus relating to the IPO)”; and

replacing them with the words:

“by August 9, 2024”.

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.2(b) by deleting the words:

“, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases”;

(b) amending Article 49.4 by deleting the words:

“, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 following the redemptions described below, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination”;

(c) amending Article 49.5 by deleting the words:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”; and

(d) amending Article 49.8(b) by deleting the words:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

RIGEL RESOURCE ACQUISITION CORP

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [•], 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: **https://www.cstproxy.com/[•]/2023**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

THE PUBLIC SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2023.**

Note: When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Proxy Statement is available at: https://www.cstproxy.com/[•]/2023.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RIGEL RESOURCE ACQUISITION CORP

The undersigned hereby appoints each of Jonathan Lamb, Jeff Feeley and the chairperson of the Special Meeting as proxy of the undersigned to attend the extraordinary general meeting of shareholders (the "**Special Meeting**") of Rigel Resource Acquisition Corp (the "**Company**"), to be held via teleconference as described in the accompanying proxy statement on [•], 2023 at [•] Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [•], 2023, a copy of which has been received by the undersigned, as follows:

IN HIS OR HER DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

SHAREHOLDERS SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING.

(Continued and to be marked, dated and signed on the other side)